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                                                                   EXHIBIT 23.3



                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 10, 1996 relating to the combined financial statements of Engine Services Division of Aviall, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Dallas, Texas
May 31, 1996